UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C.

                                     FORM 8-K
                                  CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                      Date of Report: February 26, 1996

                          ARROW FINANCIAL CORPORATION
          (Exact name of Registrant as specified in its charter)

New York                    0-12507                 22-2448962
State or other             Commission           (IRS Employer
Jurisdiction of            File Number          Identification
incorporation or                                Number)
organization


       250 GLEN STREET, GLENS FALLS, NEW YORK         12801
       (Address of principal executive offices)       (Zip Code)

           Registrant's telephone number: 518  745-1000


Item 5.   Other Events


Definitive Agreements to Sell Substantially all Assets of
Green Mountain Bank

     On February 26 and 27, 1996, Registrant entered into definitive agreements with two different banking organizations that will result, if both are consummated, in the disposition by Registrant of substantially all the remaining assets and business of Registrant's banking subsidiary in Vermont, Green Mountain Bank, Rutland, Vermont ("GMB").
     Registrant entered into an agreement with ALBANK, FSB, Albany, New York ("ALBANK"), pursuant to which ALBANK will acquire substantially all of the loans, and deposits of GMB as well as five of the six remaining banking offices of GMB (excluding the premises constituting GMB's main office at 80 West Street, Rutland, Vermont). Registrant also entered into an agreement with Vermont National Bank, Brattleboro, Vermont ("VNB"), pursuant to which VNB will acquire the trust business of GMB.
     Both transactions are subject to regulatory approvals and are expected to be consummated at some point in the third quarter of 1996. Neither transaction requires the approval of
Registrant's shareholders.   Registrant's press release
announcing the two transactions is attached hereto as Exhibit
99.1.
     Previously, on January 15, 1996, Registrant completed the sale to Mascoma Savings Bank, Lebanon, New Hampshire, of eight branches of GMB located in eastern Vermont, including all deposits at the branches and certain loans and other assets related to the branches.
     (A) ALBANK Agreement
     Registrant, its wholly-owned subsidiary, Arrow Vermont Corporation ("AVC"), and AVC's wholly-owned subsidiary, GMB, entered into a Purchase and Assumption Agreement, dated February 26, 1996, with ALBANK (the "ALBANK Agreement"). Under the terms of the ALBANK Agreement, at closing ALBANK will acquire from GMB certain loans (the "Loans") comprising substantially all the remaining loans of GMB, including all consumer loans (except overdraft deposit accounts and loans 60 days or more past due), mortgage loans, commercial loans, lines of credit and commitments to lend. ALBANK also will acquire from GMB certain other assets of GMB including GMB's real and personal property interest in its remaining banking offices, excluding the real and personal property associated with GMB's main office at 80 West Street, Rutland, Vermont. In addition, at closing ALBANK will assume substantially all the deposits liabilities of GMB (the "Deposit Liabilities"), including the deposits held at GMB's main office and certain deposits held in IRA and custodial deposit accounts. ALBANK will not acquire GMB's trust business.
     Based on the assets and deposit liabilities of GMB at the signing date, if the ALBANK Agreement is consummated ALBANK will assume approximately $110 million in Deposit Liabilities and will acquire approximately $112 million in net book value of Loans.
     Under a separate agreement between Registrant, AVC, GMB and ALBANK, also executed by the parties on February 26, 1996, (the "Mortgage Servicing Agreement"), Registrant agreed to sell to ALBANK at the closing of the principal transaction the mortgage servicing business of GMB. As of the signing date, GMB was servicing approximately $45 million in principal amount of mortgage loans previously originated by GMB or its predecessor banks and sold to various purchasers in the secondary mortgage market. Consummation of the Mortgage Servicing Agreements is contingent upon consummation of the ALBANK Agreement.
     Both transactions are subject to satisfaction of various conditions, including receipt of all required regulatory approvals and no material adverse changes in the business or properties of GMB being transferred to ALBANK. Upon consummation of the two agreements, ALBANK will pay to GMB an amount in cash essentially equal to the book value of the Loans and other assets acquired (less an agreed-upon allowance for loan losses) minus the dollar amount of Deposit Liabilities assumed, plus a premium of 7.5 percent of the Deposit Liabilities assumed.
     The ALBANK Agreement and the Mortgage Servicing Agreement are attached hereto as exhibits and incorporated herein by this reference in their entirety. The foregoing summaries of the two agreements do not purport to be complete and are qualified in their entirety by reference to such exhibits.

     (B) VNB Agreement
     Registrant, AVC, and GMB entered into a Stock Purchase Agreement dated February 27, 1996 with VNB (the "VNB Agreement"). Under the VNB Agreement, VNB will acquire, at the closing, all of the trust accounts and trust business of GMB and will assume GMB's responsibilities to its trust customers, as well as certain other contracts applicable to GMB's trust operations. The only trust relationships of GMB not to be acquired by VNB are customer IRA accounts in the trust form that are 100 percent invested in GMB deposit accounts at closing. In addition, VNB will acquire from GMB the personal property used by GMB's trust department. VNB will not acquire or lease any of GMB's banking offices, but for a short period of time after the closing, VNB may lease from GMB a small portion of the building theretofore serving as GMB's main office at 80 West Street in Rutland, for back-room operations during the transition period. Consummation of the transaction is subject to certain conditions, including receipt of all required regulatory approvals and maintenance by GMB of a specified level of trust business prior to closing.
     Under the VNB Agreement, Registrant will effect the transfer of the trust business by first chartering a new trust subsidiary under Vermont statute to transfer to the new trust subsidiary, immediately prior to closing, all of GMB's trust accounts and trust business. At closing, Registrant will transfer to VNB all the stock of the trust subsidiary. The transfer of GMB's trust accounts and business to the trust subsidiary will require the approval of a Vermont Probate Court.
     Also under the VNB Agreement, at closing VNB and Registrant will enter into a four-year trust servicing agreement, pursuant to which VNB will agree to provide certain data processing services to the trust departments of the Registrant's other subsidiary banks, similar to the services currently provided to those banks by GMB's trust department, for an annual payment of $300,000 per year, subject to annual evaluation and other adjustments in certain circumstances.
     At closing, in return for GMB's transferring the trust business and entering into the data processing agreement, VNB will pay to GMB as a base purchase price $3.23 million. Up to an additional $570,000 many be payable by VNB to GMB ninety days after the closing (or in part at later dates under certain circumstances), depending upon VNB's retention of certain levels of the acquired trust business at the end of such period or periods.
     The VNB Agreement is attached hereto as an exhibit and incorporated herein by this reference in its entirety. The foregoing summary of the agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

( A ) Financial Statements - not applicable
( B ) Pro Forma Financial Information - not applicable
( C ) Exhibits - The following exhibits are submitted herewith:

     Exhibit
     Number         Exhibit

     2.1 Purchase and Assumption Agreement among Arrow Financial Corporation, Arrow Vermont Corporation, Green Mountain Bank and ALBANK, FSB, dated February 26, 1996

     2.2 Service Purchasing Agreement among Arrow Financial Corporation, Arrow Vermont Corporation, Green Mountain Bank and ALBANK, FSB, dated February 26, 1996

     2.3 Stock Purchase Agreement among Arrow Financial Corporation, Arrow Vermont Corporation, Green Mountain Bank and Vermont National Bank, dated February 27, 1996

     99.1           Press Release dated February 27, 1996
                    Announcing definitive agreements for the sale of Green Mountain Bank's remaining banking operations to ALBANK, FSB, and trust operations to Vermont National Bank.

                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated March 14, 1996

                         ARROW FINANCIAL CORPORATION





                         By: s/ John J. Murphy
                         Executive Vice President,
                         Treasurer & CFO
                         (Chief Accounting Officer)


EXHIBIT INDEX

     Exhibit
     Number         Exhibit

    2.1            Purchase and Assumption Agreement among
                    Arrow Financial Corporation, Arrow Vermont
                    Corporation, Green Mountain Bank and
                    ALBANK, FSB, dated February 26, 1996  (1)

     2.2 Service Purchasing Agreement among Arrow Financial Corporation, Arrow Vermont Corporation, Green Mountain Bank and ALBANK, FSB, dated February 26, 1996

     2.3 Stock Purchase Agreement among Arrow Financial Corporation, Arrow Vermont Corporation, Green Mountain Bank and Vermont National Bank, dated February 27, 1996 (1)

     99.1           Press Release dated February 27, 1996
                    Announcing definitive agreements for the sale of Green Mountain Bank's remaining banking operations to ALBANK, FSB, and trust operations to Vermont National Bank.

  (1) - Schedules and attachments to this exhibit will be furnished to the Commission upon request.